CHARLES L. JOEKEL
                         TEXAS STAFFING SERVICES, INC.
                        3000 Richmond Avenue, Suite 120
                              Houston, Texas 77098
                              Phone (713) 529-0202
                               Fax (713) 524-4454


                                   May 4, 2000

                          PRIVILEGED AND CONFIDENTIAL

VIA FACSIMILE:  713-771-7536

Elorian Landers, President
Internet Venture Group, Inc.
9307 West Sam Houston Parkway
Building 100
Houston, Texas  77099

RE: Internet Venture Group, Inc. ("iVG"); Proposed purchase of the stock of Texas Staffing Services, Inc., d/b/a Trendsetter Staffing Services ("TSS") from Charles L. Joekel ("Joekel"); First Amendment to the Letter of Intent ("LOI") dated April 25, 2000

Dear Elorian:

     This letter is the First Amendment to the Letter of Intent executed between iVG and TSS on April 25, 2000. As indicated by the execution of this agreement by iVG.

     Paragraph II.4 is amended to add the following to the end of the paragraph:

               "It is agreed that any Confidentiality Agreement entered into by the Purchaser, iVG, with any third party to which Confidential Information of the Company is to be provided, such
               Confidentiality Agreement entered into to protect such Confidential Information from disclosure by such third party, shall not alter, amend, or release the Purchaser, iVG, from its principal and primary duty under this LOI to protect the confidentiality of the Confidential Information, notwithstanding the fact that the Seller or the Company, as the case may be, may be a party to and enter into such Confidentiality Agreement, the effect of which is to provide the Company with an independent right and cause of action, distinct from iVG, to protect confidentiality of its information and enforce such Confidentiality Agreement."

Elorian Landers, President
Internet Venture Group
May 4, 2000
Page 2

                                        Very truly yours,

                                        CHARLES L. JOEKEL (Seller)


                                        ----------------------------------------

AGREED AND ACCEPTED on this _________ day of ____________, 2000.

INTERNET VENTURE GROUP, INC. (Purchaser)


By: ------------------------------
    Elorian Landers, President


c:      Drew N. Bagot, Esq.
        Vial, Hamilton, Koch & Knox, LLP
        1717 Main Street, Suite 4400
        Dallas, Texas  75201

c:      Thomas G. Gruenert, Esq.
        7707 Fannin, Suite 203
        Houston, Texas  77054